                                                                     EXHIBIT 3.9

                                                  ONTARIO CORPORATION NUMBER
                                                NUMERO DE LA SOCIETE EN ONTARIO

                                                           1333329




                              -----------------------------------------------------------------------------------------------------
                                                                     ARTICLES OF INCORPORATION
                                                                       STATUTS CONSTITUTIFS

                              1. The name of the corporation is:                           DENOMINATION SOCIALE DE LA SOCIETE:
                              -----------------------------------------------------------------------------------------------------
                               S  M  C    N  O  M  I  N  E  E  C  O    I  N  C  .
            Form 1            -----------------------------------------------------------------------------------------------------
           Business
         Corporations         -----------------------------------------------------------------------------------------------------
             Act
                              -----------------------------------------------------------------------------------------------------
          FORMULE 1
         LOI SUR LES          -----------------------------------------------------------------------------------------------------
          SOCIETES
         PAR ACTIONS          2. The address of the registered office is:                  ADRESSE DU SIEGE SOCIAL:

                               333 KING STREET EAST
                              -----------------------------------------------------------------------------------------------------
                                           (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
                                   (RUE ET NUMERO, OU NUMERO DE LA R.R. ET S'IL S'AGIT D'UN EDIFICE A BUREAUX, NUMERO DU BUREAU)

                               TORONTO, ONTARIO                                                                         M 5 A 3 X 5
                              -----------------------------------------------------------------------------------------------------
                                                (Name of Municipality - Post Office)                                  (Postal Code)
                                             (NOM DE LA MUNICIPALITE OU BUREAU DE POSTE)                              (CODE POSTAL)

                              3. Number (or minimum and maximum number)                       NOMBRE (OU NOMBRE MINIMAL ET MAXIMAL)
                                 of directors                                                 D'ADMINISTRATEURS:

                                         MINIMUM 1, MAXIMUM 20

                              4. The first director(s) is are:             PREMIER(S) ADMINISTRATEUR(S):

                                                                                                                       Resident
                                                                                                                       Canadian
                                                                Residence address, giving Street & No. or R.R. No.     State Yes/No
                              Last name, initials and surname   Municipality and Postal Code.                          RESIDENT
                              PRENOM, INITIALES ET NOM DE       ADRESSE PERSONNELLE, Y COMPRIS LA RUE ET LE NUMERO     CANADIEN
                              FAMILLE                           DE LA R.R.  LE NOM DE LA MUNICIPALITE                  OUI/NON
                                                                ET LE CODE POSTAL.
                              -----------------------------------------------------------------------------------------------------
                                TRUDY A. EAGAN                 52 CHESTNUT PARK ROAD                                        YES
                                                               TORONTO, ONTARIO M4W 1W8

                                                                              2

                              5. Restrictions, if any, on business the corporation   LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES
                                 may carry on or on powers the corporation may       COMMERCIALES OU AUX POUVOIRS DE LA SOCIETE.
                                 exercise.

                                 THERE ARE NO RESTRICTIONS ON BUSINESS THE CORPORATION MAY CARRY ON, OR ON
                                 POWERS THE CORPORATION MAY EXERCISE.















                              6. The classes and any maximum number of shares        CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU,
                                 that the corporation is authorized to issue:        D'ACTIONS QUE LA SOCIETE EST AUTORISE A
                                                                                     EMETTRE:


                                 THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF ONE
                                 CLASS, DESIGNATED AS COMMON SHARES.

                                                                              3

                              7. Rights, privileges, restrictions and conditions    DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS,
                                 (if any) attaching to each class of shares and     S'IL Y A LIEU, RATTACHES A CHAQUE CATEGORIE
                                 directors authority with respect to any class      D'ACTIONS ET POUVOIRS DES ADMINISTRATEURS
                                 of shares which may be issued in series:           RELATIFS A CHAQUE CATEGORIE D'ACTIONS QUI PEUT
                                                                                    ETRE EMISE EN SERIE:


                                 THE RIGHTS OF THE HOLDERS OF COMMON SHARES OF THE CORPORATION ARE EQUAL IN
                                 ALL RESPECTS AND INCLUDE THE RIGHTS,

                                 (A) TO VOTE AT ALL MEETINGS OF SHAREHOLDERS; AND

                                 (B) TO RECEIVE THE REMAINING PROPERTY OF THE CORPORATION UPON DISSOLUTION.


                                                                              5

                              9. Other provisions, if any, are:                     AUTRES DISPOSITIONS, S'IL Y A LIEU:


                                 (A) THE NUMBER OF SHAREHOLDERS OF THE CORPORATION, EXCLUSIVE OF PERSONS WHO ARE IN THE
                                     EMPLOYMENT OF THE CORPORATION AND EXCLUSIVE OF PERSONS WHO, HAVING BEEN FORMERLY IN THE
                                     EMPLOYMENT OF THE CORPORATION, WERE, WHILE IN THAT EMPLOYMENT, AND HAVE CONTINUED AFTER
                                     TERMINATION OF THAT EMPLOYMENT TO BE, SHAREHOLDERS OF THE CORPORATION, IS LIMITED TO NOT MORE
                                     THAN FIFTY, TWO OR MORE PERSONS WHO ARE THE JOINT REGISTERED OWNERS OR ONE OR MORE SHARES
                                     BEING COUNTED AS ONE SHAREHOLDER.

                                 (B) ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR SECURITIES OF THE CORPORATION IS PROHIBITED.

                                 (C) SUBJECT TO THE PROVISIONS OF THE BUSINESS CORPORATIONS ACT (ONTARIO) AS AMENDED OR RE-ENACTED
                                     FROM TIME TO TIME, THE DIRECTORS MAY, WITHOUT AUTHORIZATION OF THE SHAREHOLDERS:

                                     (I)   BORROW MONEY ON THE CREDIT OF THE CORPORATION;

                                     (II)  ISSUE, RE-ISSUE, SELL OR PLEDGE DEBT OBLIGATIONS OF THE CORPORATION;

                                     (III) GIVE A GUARANTEE ON BEHALF OF THE CORPORATION TO SECURE PERFORMANCE OF AN OBLIGATION
                                           OF ANY PERSON;

                                     (IV)  MORTGAGE, HYPOTHECATE, PLEDGE OR OTHERWISE CREATE A SECURITY INTEREST IN ALL OR ANY
                                           PROPERTY OF THE CORPORATION, OWNED OR SUBSEQUENTLY ACQUIRED, TO SECURE ANY OBLIGATION
                                           OF THE CORPORATION;

                                     (V)   BY RESOLUTION, DELEGATE ANY OR ALL SUCH POWERS TO A DIRECTOR, A COMMITTEE OF DIRECTORS
                                           OR AN OFFICER OF THE CORPORATION.

                                     NOTHING IN THIS SUBPARAGRAPH SHALL LIMIT OR RESTRICT THE BORROWING OF MONEY BY THE CORPORATION
                                     ON BILLS OF EXCHANGE OR PROMISSORY NOTES MADE, DRAWN, ACCEPTED OR ENDORSED BY OR ON BEHALF OF
                                     THE CORPORATION.

                                 (D) EXCEPT IN THE CASE OF ANY CLASS OR SERIES OF SHARES OF THE CORPORATION LISTED ON A STOCK
                                     EXCHANGE, THE CORPORATION SHALL HAVE A LIEN ON THE SHARES REGISTERED IN THE NAME OF A
                                     SHAREHOLDER OR HIS LEGAL REPRESENTATIVE FOR A DEBT OF THAT SHAREHOLDER TO THE CORPORATION.

                                 (E) THE HOLDERS OF ANY FRACTIONAL SHARES ISSUED BY THE CORPORATION SHALL BE ENTITLED TO EXERCISE
                                     VOTING RIGHTS AND TO RECEIVE DIVIDENDS IN RESPECT OF EACH SUCH FRACTIONAL SHARE.

                                                                              6

                             10. The names and addresses of the incorporators are   NOM ET ADRESSE DES FONDATEURS

                                                                                    Full residence address or address of registered
                                                                                    office or of principal place of business giving
                                 First name, initials and surname of corporate      street & No. or R.R. No., municipality and
                                 name                                               postal code
                                 PRENOM, INITIALE ET NOM DE FAMILLE OU              ADRESSE PERSONNELLE AU COMPLET, ADRESSE DU
                                 DENOMINATION SOCIALE                               SIEGE SOCIAL OU ADRESSE DE L'ETABLISSEMENT
                                                                                    PRINCIPAL, Y COMPRIS LA RUE ET LE NUMERO, LE
                                                                                    NUMERO DE LA R.R., LE NOM DE LA MUNICIPALITE ET
                                                                                    LE CODE POSTAL

                             ------------------------------------------------------------------------------------------------------

                              TRUDY A. EAGAN                                    52 CHESTNUT PARK ROAD
                                                                                TORONTO, ONTARIO M4W 1W8















                                 These articles are signed in duplicate             LES PRESENTS STATUTS SONT SIGNES EN DOUBLE
                                                                                    EXEMPLAIRE.
                             ------------------------------------------------------------------------------------------------------
                                                   Signatures of incorporators / SIGNATURES DES FONDATEURS




                                                                      /s/ Trudy A. Eagan
                             ------------------------------------------------------------------------------------------------------
                                                                        TRUDY A. EAGAN

                                                ONTARIO CORPORATION NO. 1333329


                            CERTIFIED COPY OF A
                    SPECIAL RESOLUTION OF THE SHAREHOLDER
                                    OF
                             SMC NOMINEECO INC.


     RESOLVED AS A SPECIAL RESOLUTION that the number of directors of the Corporation be fixed at three, and that the board of directors of the Corporation be empowered to determine from time to time the number of directors of the Corporation, such determination to be made by resolution of the board of directors.

     CERTIFIED to be a true copy of a special resolution of the shareholder of SMC Nomineeco Inc. signed by the sole shareholder entitled to vote at a meeting of shareholders on the 29th day of December, 1998, which resolution is in full force and effect, unamended, as of the date hereof.

     DATED the 29th day of December, 1998.



                                    /s/ Trudy A. Eagan
                                    -----------------------------
                                    Trudy A. Eagan
                                    Secretary



                                    [STAMP]